As filed with the Securities and Exchange Commission on December 19, 2007
 Registration No. 333-143351

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT UNDERTHE SECURITIES ACT OF 1933

LYONDELL CHEMICAL COMPANY*
(Exact Name of Registrant as Specified in Its Charter)

1221 McKinney Street, Suite 700
Delaware	Houston, Texas 77010	95-4160558
(713) 652-7200
(State or other jurisdiction of	(Address, including zip code, and)	(I.R.S. Employer Identification No.)
incorporation or organization)	telephone number, including area code,
Of Registrant’s principal executive offices)

Michelle S. Miller
Secretary
Lyondell Chemical Company
1221 McKinney Street, Suite 700
Houston, Texas 77010
(713) 652-7200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Stephen A. Massad
Baker Botts L.L.P.
3000 One Shell Plaza
910 Louisiana
Houston, Texas 77002-4995
(713) 229-1234
Fax: (713) 229-1522

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.   ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

TABLE OF ADDITIONAL REGISTRANTS*
Exact Name of Additional Registrants as Specified in their Respective Charters	State of Organization	I.R.S. Employer Identification Number
Lyondell Chemical Delaware Company	Delaware	51-0309094
Lyondell Chemical Nederland, Ltd.	Delaware	51-0110124
Lyondell Chemical Properties, L.P.	Delaware	23-2836105
Lyondell Chemical Technology 1 Inc.	Delaware	56-2561588
Lyondell Chemical Technology, L.P.	Delaware	54-1613415
Lyondell Chemical Technology Management, Inc.	Delaware	23-2631289
Lyondell Chimie France Corporation	Delaware	23-1976967
Houston Refining LP	Delaware	76-0395303
Lyondell France, Inc.	Delaware	23-2341921
Lyondell Houston Refinery Inc.	Delaware	20-5408334
Lyondell LP3 GP, LLC	Delaware	90-0249008
Lyondell LP3 Partners, LP	Delaware	90-0249009
Lyondell LP4 Inc.	Delaware	76-0550480
Lyondell (Pelican) Petrochemical L.P.1, Inc.	Delaware	95-4684078
Lyondell Petrochemical L.P. Inc.	Delaware	52-2064335
Lyondell Refining Company LLC	Delaware	76-0321158
Lyondell Refining I, LLC
POSM Delaware, Inc.	Delaware	51-0328228
POSM II Properties Partnership, L.P.	Delaware	51-0328696

DEREGISTRATION OF SECURITIES

On May 30, 2007, the Registrants filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3ASR, Registration No. 333-143351 (the “Registration Statement”), for the registration of senior debt securities and guarantees of senior debt securities.  The Registration Statement became effective on filing.  The offering under the Registration Statement is complete.  This Post-Effective Amendment No. 1 to the Registration Statement is being filed to deregister all of the securities originally registered which remain unsold under the Registration Statement as of the date hereof.

Item 16.  Exhibits.

Exhibit No.	Description of Exhibit
*24.1	Powers of Attorney for Lyondell Chemical Company
*24.2	Powers of Attorney for Additional Registrants

*           Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on December 19, 2007.

LYONDELL CHEMICAL COMPANY

By:  /s/ Dan F. Smith
Name:   Dan F. Smith
Title:     Chairman, President and Chief
Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities and as of the dates indicated.

Signature	Title	Date
/s/ Dan F. Smith Dan F. Smith	Chairman, President and Chief Executive Officer (Principal Executive Officer)	December 19, 2007
* Carol A. Anderson	Director	December 19, 2007
* Susan K. Carter	Director	December 19, 2007
* Stephen I. Chazen	Director	December 19, 2007
* Travis Engen	Director	December 19, 2007
* Paul S. Halata	Director	December 19, 2007
* Danny W. Huff	Director	December 19, 2007
* David J. Lesar	Director	December 19, 2007
* David J.P. Meachin	Director	December 19, 2007
* Daniel J. Murphy	Director	December 19, 2007
* Dr. William R. Spivey	Director	December 19, 2007
* T. Kevin DeNicola	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	December 19, 2007
* Charles L. Hall	Vice President and Controller (Principal Accounting Officer)	December 19, 2007
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lyondell LP3 GP, LLC, Lyondell LP3 Partners, LP and Lyondell Refining I, LLC certifies that each has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

LYONDELL LP3 GP, LLC

LYONDELL LP3 PARTNERS, LP
By:  Lyondell LP3 GP, LLC, its general partner

LYONDELL REFINING I, LLC

By:/s/ Francis P. McGrail
Name:  Francis P. McGrail
Title:    President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)
/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel Lyondell Chemical Company, Sole Member-Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lyondell Refining Company LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

LYONDELL REFINING COMPANY LLC

By:  /s/ Morris Gelb
Name:  Morris Gelb
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)
* Charles L. Hall	Vice President and Controller (Principal Accounting Officer)
* Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)
/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel Lyondell Chemical Company, Sole Member-Manager
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, POSM II Properties, L.P. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

POSM II PROPERTIES PARTNERSHIP, L.P.

By:  Lyondell Chemical Company, its general partner

By:                 /s/ Dan Smith
Name:     Dan Smith
Title:       Chairman, President and Chief
Executive Officer of Lyondell
Chemical Company

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Dan F. Smith Dan F. Smith	Chairman, President and Chief Executive Officer (Principal Executive Officer)
* T. Kevin DeNicola	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
* Charles L. Hall	Vice President and Controller (Principal Accounting Officer)
/s/ Kerry A. Galvin Kerry A. Galvin	Senior Vice President and General Counsel Lyondell Chemical Company, General Partner
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lyondell Chemical Properties, L.P., Lyondell Chemical Technology 1 Inc., Lyondell Chemical Technology, L.P. and Lyondell Chemical Technology Management, Inc. certifies that each has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

LYONDELL CHEMICAL PROPERTIES, L.P.
   By:       Lyondell Chemical Technology Management,
Inc., its general partner

LYONDELL CHEMICAL TECHNOLOGY 1, INC.

LYONDELL CHEMICAL TECHONOLOGY, L.P.

By:  Lyondell Chemical Technology Management, Inc.,
its general partner

LYONDELL CHEMICAL TECHNOLOGY
MANAGEMENT, INC.

  By:/s/ Francis P. McGrail
Name:  Francis P. McGrail
Title:    President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Francis P. McGrail Francis P. McGrail	President and Treasurer (Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)
* Kevin R. Cadenhead	Director
* Rick Fontenot	Director
* Charles L. Hall	Director
* Gary L. Koehler	Director
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lyondell Chemical Nederland, Ltd., Lyondell Chimie France Corporation, Lyondell France, Inc., Lyondell LP4 Inc., Lyondell (Pelican) Petrochemical L.P. 1 Inc. and POSM Delaware, Inc. certifies that each has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

LYONDELL CHEMICAL NEDERLAND, LTD.

LYONDELL CHIMIE FRANCE
CORPORATION

LYONDELL FRANCE, INC.

LYONDELL LP4 INC.

LYONDELL (PELICAN) PETROCHEMICALS
L.P. 1 INC.

LYONDELL PETROCHEMICALS L.P. INC.

POSM DELAWARE, INC.

By:  /s/ Morris Gelb
Name:  Morris Gelb
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)
* Charles L. Hall	Vice President, Controller and Director (Principal Accounting Officer)
* Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)
* Kevin R. Cadenhead	Director
* Francis P. McGrail	Director
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lyondell Chemical Delaware Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

LYONDELL CHEMICAL DELAWARE
COMPANY

By:  /s/ Francis P. McGrail
Name:  Francis P. McGrail
Title:    President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Francis P. McGrail Francis P. McGrail	President, Treasurer and Director (Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer)
* Kevin R. Cadenhead	Director
* Charles L. Hall	Director
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Lyondell Houston Refinery Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

LYONDELL HOUSTON REFINERY INC.

By:  /s/ Morris Gelb
Name:  Morris Gelb
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
/s/ Morris Gelb Morris Gelb	President (Principal Executive Officer)
* Charles L. Hall	Vice President, Controller and Director (Principal Accounting Officer)
* Karen A. Twitchell	Vice President and Treasurer (Principal Financial Officer)
* Kevin R. Cadenhead	Director
* Francis P. McGrail	Director
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Houston Refining LP certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on December 19, 2007.

HOUSTON REFINING LP

By:   Lyondell Refining Company LLC,
         its general partner

By:  /s/ Morris Gelb
Name:  Morris Gelb
Title:    President

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities indicated on December 19, 2007.

Signature	Title
* Dan F. Smith	Chief Executive Officer (Principal Executive Officer)
* T. Kevin DeNicola	Chief Financial Officer (Principal Financial Officer)
* Charles L. Hall	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)
/s/ Morris Gelb Morris Gelb	President, Lyondell Refining Company LLC, General Partner
*By: /s/ Kerry A. Galvin Kerry A. Galvin, as Attorney-in-Fact